Exhibit 99.1

NovaCopper Announces Election of Directors and Special Meeting of Shareholders

TSX, NYSE-MKT
Symbol: NCQ

VANCOUVER, May 21, 2015 /CNW/ - NovaCopper Inc. (TSX, NYSE-MKT: NCQ) ("NovaCopper" or "the Company") is pleased to announce that the shareholders voted in favour of all items of business before the Annual Meeting of the Shareholders held in Vancouver yesterday.  The nominees listed in the management proxy circular for the meeting were all elected as directors and all other agenda items, including ratification of auditors and approval of unallocated awards under the incentive plan, were also approved. Detailed results of the vote for the election of directors are set out below.

Nominee	Votes For	% For	Votes Withheld	% Withheld
Tony S. Giardini	27,113,608	99.12	240,788	0.88
Thomas S. Kaplan	27,106,769	99.09	247,627	0.91
Gregory A. Lang	27,106,852	99.10	247,544	0.90
Igor Levental	26,314,876	96.20	1,039,520	3.80
Kalidas V. Madhavpeddi	27,036,772	98.84	317,568	1.16
Gerald J. McConnell	26,300,158	96.15	1,054,238	3.85
Clynton R. Nauman	27,082,334	99.01	272,062	0.99
Janice Stairs	26,962,180	98.57	392,216	1.43
Rick Van Nieuwenhuyse	27,068,877	98.96	285,519	1.04

Detailed results of all items of business are available in the Report of Voting Results filed under the Company's SEDAR profile at www.sedar.com ("SEDAR") and on the Form 8-K filed under the Company's EDGAR profile at www.sec.org ("EDGAR").

Special Meeting of Shareholders on June 15, 2015

Further to the Company's announcement on April 23, 2015 of its agreement to acquire all of the issued and outstanding common shares of Sunward Resources Ltd. ("Sunward") by way of a court approved plan of arrangement (the "Arrangement"), the Company is pleased to announce the mailing of a joint management information circular (the "Circular") in connection with the special meeting of the Company's shareholders being held on June 15, 2015 to consider the Arrangement (the "NovaCopper Meeting").

The Arrangement is subject to the approval of a majority of votes cast by the shareholders of NovaCopper at the NovaCopper Meeting.  The Arrangement has been unanimously approved by the board of directors of each of Sunward and NovaCopper with two common directors having declared their interest and abstained from voting.  Dr. Thomas Kaplan, a director of NovaCopper, also declared his interest and abstained from voting due to his relationship with Electrum Strategic Resources L.P., which owns approximately 27.8% of NovaCopper's issued and outstanding shares, and whose affiliated fund owns approximately 18.2% of Sunward's issued and outstanding shares.

In addition to NovaCopper shareholder approval, the implementation of the Arrangement is subject to the approval of at least 66 2/3% of the votes cast at Sunward's special meeting of shareholders to be held on June 15, 2015 (the "Sunward Meeting") and a majority of disinterested Sunward shareholders.  NovaCopper has received voting support agreements from all Sunward officers and directors.  Additionally, Sunward's four largest shareholders, including Gold First Investments Limited, Electrum Strategic Acquisitions LLC and Paulson & Co. Inc., holding in aggregate approximately 70% of Sunward's issued and outstanding common shares, have all agreed to vote in support of the Arrangement at the Meeting.

In addition to shareholder approvals, the Arrangement is also subject to the receipt of certain regulatory, court and stock exchange approvals, and certain other closing conditions customary in transactions of this nature.  Assuming receipt of the requisite approvals and satisfaction of all other closing conditions, the Arrangement is expected to be consummated in mid to late June.

Additional Information and Where To Find It

Further information regarding the Arrangement is contained in the Circular filed on May 14, 2015 on SEDAR by Sunward and by NovaCopper on SEDAR and with the Securities and Exchange Commission (the "SEC") and mailed to their respective shareholders in connection with the special meetings of each of the NovaCopper and Sunward shareholders. The Arrangement Agreement is attached to the Circular. The Circular contains important information about the proposed Arrangement and related matters. INVESTORS AND SHAREHOLDERS ARE URGED TO READ THE CIRCULAR CAREFULLY AND IN ITS ENTIRETY.

NovaCopper and its directors and executive officers and other persons may be deemed to be participants in the solicitation of proxies in respect of the proposed Arrangement. Information regarding NovaCopper's directors and executive officers is available in NovaCopper's proxy statement filed on Schedule 14A for its 2015 annual meeting of shareholders and its 2014 Annual Report on Form 10-K, each of which have been filed with the SEC and on SEDAR. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, is contained in the Circular and other relevant materials to be filed with the SEC when they become available. Investors and shareholders will be able to obtain free copies of the Circular, past proxy statements and other documents filed with the SEC by NovaCopper through the website maintained by the SEC at www.sec.gov. In addition, investors and shareholders will be able to obtain free copies of the Circular from NovaCopper by telephone at (604) 638-8088, or by going to NovaCopper's Investor Center page on its corporate website at http://www.novacopper.com.

About NovaCopper

NovaCopper Inc. is a base metals exploration company focused on exploring and developing the Ambler mining district in Alaska.  It is one of the richest and most-prospective known copper-dominant districts located in one of the safest geopolitical jurisdictions in the world. It hosts world-class polymetallic VMS deposits that contain copper, zinc, lead, gold and silver, and carbonate replacement deposits which have been found to host high-grade copper mineralization. Exploration efforts have been focused on two deposits in the Ambler district – the Arctic VMS deposit and the Bornite carbonate replacement deposit. Both deposits are located within NovaCopper's land package that spans approximately 143,000 hectares. NovaCopper has an agreement with NANA Regional Corporation, Inc., an Alaskan Native Corporation that provides a framework for the exploration and potential development of the Ambler mining district in cooperation with the local communities. Our vision is to develop the Ambler mining district into a premier North American copper producer.

More information on the Company, its properties and its management team is available on the Company's website at www.novacopper.com.

Cautionary Note Regarding Forward-Looking Statements

This press release includes certain "forward-looking information" and "forward-looking statements" (collectively "forward-looking statements") within the meaning of applicable Canadian and United States securities legislation including the United States Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, included herein, without limitation, statements relating to the NovaCopper Meeting and Sunward Meeting, the satisfaction of closing conditions, anticipated closing date, and development of the Ambler mining district, are forward-looking statements. Forward-looking statements are frequently, but not always, identified by words such as "expects", "anticipates", "believes", "intends", "estimates", "potential", "possible", and similar expressions, or statements that events, conditions, or results "will", "may", "could", or "should" occur or be achieved. These forward-looking statements may include statements regarding perceived merit of properties; exploration plans and budgets; mineral reserves and resource estimates; work programs; capital expenditures; timelines; strategic plans; market prices for precious and base metals; or other statements that are not statements of fact. Forward-looking statements involve various risks and uncertainties. There can be no assurance that such statements will prove to be accurate, and actual results and future events could differ materially from those anticipated in such statements. Important factors that could cause actual results to differ materially from NovaCopper's expectations include the uncertainties involving the need for additional financing to explore and develop properties and availability of financing in the debt and capital markets; uncertainties involved in the interpretation of drilling results and geological tests and the estimation of reserves and resources; the need for cooperation of government agencies and native groups in the development and operation of properties; the need to obtain permits and governmental approvals; risks of construction and mining projects such as accidents, equipment breakdowns, bad weather, non-compliance with environmental and permit requirements, unanticipated variation in geological structures, metal grades or recovery rates; unexpected cost increases, which could include significant increases in estimated capital and operating costs; fluctuations in metal prices and currency exchange rates; and other risks and uncertainties disclosed in NovaCopper's Annual Report on Form 10-K for the year ended November 30, 2014 filed with Canadian securities regulatory authorities and with the SEC and in other NovaCopper reports and documents filed with applicable securities regulatory authorities from time to time. NovaCopper's forward-looking statements reflect the beliefs, opinions and projections on the date the statements are made. NovaCopper assumes no obligation to update the forward-looking statements or beliefs, opinions, projections, or other factors, should they change, except as required by law.

SOURCE NovaCopper Inc.

%CIK: 0001543418

For further information: NovaCopper Contact: Elaine Sanders, Vice President & Chief Financial Officer, elaine.sanders@novacopper.com, 604-638-8088 or 1-855-638-8088

CO: NovaCopper Inc.

CNW 08:30e 21-MAY-15